UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                          Date of Report: May 10, 2005

                                 CYTOMEDIX, INC.
             (Exact name of registrant as it appears in its charter)

       Delaware                       0-28443                    23-3011702
(State or other jurisdiction    (Commission File Number)       (IRS Employer
   of incorporation)                                        Identification No.)

                         416 Hungerford Drive, Suite 330
                            Rockville, Maryland 20850
              (Address of principal executive offices and zip code)

                                  240-499-2680
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement

On April 27, 2005, Cytomedix, Inc. filed its Form 8-K, File No. 000-28443, announcing that Cytomedix had settled its patent infringement lawsuit against Medtronic, Inc. which was filed on November 10, 2004, in the United States District Court for the District of Maryland, Case No. 04-3593. The Form 8-K filed on such date also disclosed that Cytomedix had entered into a license agreement with Medtronic for all applications of Cytomedix's autologous platelet releasate therapy and attached the press release announcing these events.

Attached hereto as Exhibit 99.1 and incorporated herein by reference is the Settlement and License Agreement between Cytomedix and Medtronic.


Section 9--Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits. The following Exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.       Description
-----------       -----------

Exhibit 99.1 Settlement and License Agreement between Cytomedix, Inc., and Medtronic, Inc.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CYTOMEDIX, INC.

                                        By: /s/ Kshitij Mohan
                                            -----------------------------------
                                                Kshitij Mohan
                                                Chief Executive Officer

Date:  May 10, 2005